Exhibit 24
                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Corbin A. McNeill, Jr., of Kennett Square, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                              /s/ Corbin A. McNeill, Jr. (L.S.)
                                             -----------------------------------
                                                     Corbin A. McNeill, Jr.

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Joseph F. Paquette, Jr. of Gladwyne, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997
                                           /s/ Joseph F. Paquette, Jr. (L.S.)
                                           ---------------------------------
                                                        Joseph F. Paquette, Jr.

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension
Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                               /s/ Susan W. Catherwood  (L.S.)
                                               -------------------------------
                                                     Susan W. Catherwood

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                              /s/ M. Walter D'Alessio (L.S.)
                                              ------------------------------
                                                    M. Walter D'Alessio

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, G. Fred DiBona of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension
Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                    /s/ G. Fred DiBona (L.S.)
                                                    -------------------------
                                                         G. Fred DiBona

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, R. Keith Elliott of Mendenahall, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension
Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                    /s/ R. Keith Elliott (L.S.)
                                                    ----------------------------
                                                          R. Keith Elliott

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Richard G. Gilmore of West Chester, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                  /s/ Richard G. Gilmore (L.S.)
                                                  ------------------------------
                                                         Richard G. Gilmore

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                  /s/ Richard H. Glanton (L.S.)
                                                   -----------------------------
                                                         Richard H. Glanton

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, James A. Hagen of Villanova, PA, do hereby appoint J.F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension
Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                      /s/ James A. Hagen (L.S.)
                                                     --------------------------
                                                            James A. Hagen

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Kinnaird R. McKee of Oxford, MD, do hereby appoint J.F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension
Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997
                                               /s/ Kinnaird R. McKee (L.S.)
                                               ----------------------------
                                                     Kinnaird R. McKee

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                              /s/ Joseph J. McLaughlin (L.S.)
                                             --------------------------------
                                                   Joseph J. McLaughlin

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, John M. Palms of Columbia, SC, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997
                                                    /s/ John M. Palms (L.S.)
                                                   --------------------------
                                                          John M. Palms

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin of Narberth, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                     /s/ Ronald Rubin (L.S.)
                                                     -----------------------
                                                            Ronald Rubin

                                POWER OF ATTORNEY


                      KNOW ALL MEN BY THESE PRESENTS That I, Robert Subin of Blue Bell, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MCNEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of securities with respect to the PECO Energy Company Deferred Compensation and Supplemental Pension Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 23, 1997

                                                    /s/ Robert Subin  (L.S.)
                                                   ------------------------
                                                       Robert Subin